The Revolution Group, Ltd.

Audited Financial Statements

December 31, 2012 and 2011

(With Independent Auditor’s Report Thereon)

The Revolution Group, Ltd

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805 Third Avenue Suite 902 New York, NY 10022 212.868.3669 212.838.2676/ Fax www.rbsmllp.com

INDEPENDENT AUDITOR’S REPORT

Board of Directors and Stockholders

of The Revolution Group, Ltd.

We have audited the accompanying financial statements of The Revolution Group, Ltd. (a Massachusetts Corporation), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis of our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Revolution Group, Ltd. as of December 31, 2012 and 2011, as the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

New York, New York

March 12, 2013

New York, NY Washington DC Mumbai, India Boca Raton, FL San Francisco, CA Long Island, NY Beijing, China

Member of Russell Bedford International with affiliated offices worldwide

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THE REVOLUTION GROUP, LTD

BALANCE SHEETS

	December 31, 2012	December 31, 2011
ASSETS
Current Assets:
Cash and cash equivalents	$202,407	$209,349
Available for sale securities	18,458	29,372
Trade receivables	679,455	831,434
Prepaid expenses and other current assets	50,773	59,118
Total current assets	951,093	1,129,273
Fixed assets, net	32,623	38,240
Related party receivable	150,000	150,000

Total Assets	$1,133,716	$1,317,513

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$66,535	$261,699

Total Liabilities	66,535	261,699

Stockholders’ Equity:
Common stock, no par value; 178,222 shares authorized, 166,000 issued and outstanding	-	-
Accumulated other comprehensive loss	(7,707)	(10,731)
Retained earnings	1,074,888	1,066,545

Total Stockholders’ Equity	1,067,181	1,055,814

Total Liabilities and Stockholders’ Equity	$1,133,716	$1,317,513

The accompanying notes are an integral part of these audited  financial statements.

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THE REVOLUTION GROUP, LTD
STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME

	Twelve Months Ended
	December 31,	December 31,
	2012	2011
Service revenues	$4,797,372	$5,390,103
Direct costs of services	3,538,830	3,879,228

Gross profit	1,258,541	1,510,875

Recruiting expenses	376,238	431,362
Sales expenses	311,676	350,288
General and administrative expenses	560,915	688,442

Income from operations	9,712	40,783
Other income	867	4,373

Income from operations before income taxes	10,579	45,156
Income tax expense	2,236	2,779

Net income	$8,343	$42,377
Other comprehensive income (loss):
Available for sale securities	3,024	(10,731)
Comprehensive income	$11,367	$31,646

The accompanying notes are an integral part of these audited  financial statements.

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THE REVOLUTION GROUP, LTD
STATEMENT OF STOCKHOLDERS' EQUITY

			Accumulated
	Common Stock		Other		Total
	(no par value)		Comprehensive	Retained	Stockholders'
	Shares	Amount	Loss	Earnings	Equity

Balance, December 31, 2010	166,000	$-	$-	$1,064,168	$1,064,168

Comprehensive loss	-	-	(10,731)	-	(10,731)

Stockholder distributions				(40,000)	(40,000)

Net income	-	-	-	42,377	42,377

Balance, December 31, 2011	166,000	-	(10,731)	1,066,545	1,055,814

Comprehensive income	-	-	3,024	-	3,024

Net income	-	-	-	8,343	8,343
					-
Balance, December 31, 2012	166,000	$-	$(7,707)	$1,074,888	$1,067,181

The accompanying notes are an integral part of these audited  financial statements.

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THE REVOLUTION GROUP, LTD

STATEMENTS OF CASH FLOWS

	Twelve Months Ended
	December 31,	December 31,
	2012	2011
Cash flows from operating activities:
Net income	$8,343	$42,377
Adjustments to reconcile net income to cash (used in) provided by operating activities:
Depreciation	11,000	12,198
(Increase) decrease in operating assets:
Trade receivables	151,979	(87,690)
Prepaid expenses and other current assets	15,007	4,486
Increase (decrease) in operating liabilities:
Accounts payable and other current liabilities	(195,164)	43,955

Cash provided by (used in) operating activities	(8,835)	15,326

Cash flows used in investing activities:
Proceeds from available for sale securities, net	14,651	37,739
Purchases of available for sale securities, net	(7,375)	(56,066)
Purchases of fixed assets	(5,383)	(30,890)

Cash provided by (used in) investing activities	1,893	(49,217)

Cash flows from financing activities:
Distributions to stockholders	-	(40,000)

Cash used in financing activities	-	(40,000)

Decrease in cash and cash equivalents	(6,942)	(73,891)

Cash and cash equivalents at beginning of period	209,349	283,323

Cash and cash equivalents at end of period	$202,407	$209,349

Supplemental Cash Flow Information:
Income taxes paid	$2,236	$2,779
Interest paid	$-	$-

The accompanying notes are an integral part of these audited  financial statements.

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The Revolution Group, Ltd.

Notes to Financial Statements

December 31, 2012 and 2011

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business – The Revolution Group, Ltd. (the “Company” or “RG”) was formed in 1999 as an Information Technology (IT) staffing services firm. The Company’s core areas of competency are in the information technology and information security fields.

The Company provides the following services to its customers:

•	Temporary Staffing (primarily IT);
•	Permanent Placement (primarily IT);
•	Temporary to Permanent Placement (primarily IT);
•	Information Security Services;
•	Vulnerability Testing; and
•	Regulatory and Compliance Support

The Company leases a single office facility in Wakefield, Massachusetts.

Basis of presentation – The accompanying financial statements of the Company for the years ended December 31, 2012 and 2011 have been prepared using accounting principles generally accepted in the United States of America (“GAAP”). The Company’s fiscal year end is December 31.

Cash and Cash Equivalents – Cash and cash equivalents primarily consists of bank deposits. The Company currently has cash equivalents consisting of money market accounts and other highly liquid investments with an original maturity of three months or less when purchased.

Use of Estimates - The preparation of financial statements in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Available-for-Sale - The Company classifies its investments in publicly traded equity securities as available-for-sale. These available-for-sale investments are held in the custody of a major financial institution. The weighted-average method is used to determine the cost basis of publicly traded equity securities sold. These securities are recorded in the balance sheets at fair value. Unrealized gains and losses on these securities, to the extent the securities are unhedged, are included as a separate component of other comprehensive income (loss), net of tax, if any. The Company classifies its securities as current based on the nature of the investments and their availability for use in current operations.

Accounts Receivable – Accounts receivable are generally unsecured. The Company establishes an allowance for doubtful accounts receivable based on the age of outstanding invoices and management's evaluation of collectability.  Accounts are written off after all reasonable collection efforts have been exhausted and management concludes that likelihood of collection is remote. Any future recoveries are applied against the allowance for doubtful accounts.

Revenue Recognition – The Company derives its revenues from three segments: contingent staffing, permanent placement staffing, and consulting. The Company recognizes revenue in accordance with ASC Topic 605-45 “Revenue Recognition – Principal Agent Considerations.” The Company records revenue on a gross basis as a principal versus on a net basis as an agent in the presentation of revenues and expenses. The Company has concluded that the gross reporting is appropriate because the Company (i) has the duty of identifying and hiring qualified employees, (ii) uses its judgment to select the employees and establish their price, and (iii) bears the risk for services that are not fully paid by the customers. Pursuant to the guidance of ASC 605, the Company recognizes revenue when an arrangement exists, services have been rendered, the purchase price is fixed or determinable and collectability is reasonable assured.

Contingent staffing and consulting – Contingent staffing and consulting revenues are recognized when the services are rendered by the Company’s contingent employees and consultants. The Company pays all related costs of employment, including workers’ compensation insurance, state and federal unemployment taxes, social security and certain fringe benefits.

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Permanent placement staffing revenues – Permanent placement staffing revenues are recognized when employment candidates typically start their first day of work. The Company offers a 30/60/90 day guarantee. If the employee is terminated or leaves voluntarily during this period, a pro-rated refund is provided. The Company has a substantial history of estimating the effect of permanent placement candidates who do not remain with its client through the guarantee period. Fees to clients are generally calculated as a percentage of the new employee’s annual compensation.

Significant Customers - During the year ended December 31, 2012 sales to two customers represented $3,474,243 (72%) of the Company’s revenue. During the year ended December 31, 2011 sales to three customers represented $4,227,639 (48%) of the Company’s revenue.  As of December 31, 2012 and 2011, the Company had two customers representing approximately 51% and 72% of gross accounts receivable at that date, respectively.

Advertising – Advertising is expensed as incurred. For the years ended December 31, 2012 and 2011 the Company incurred $6,042 and $1,993, respectively, in advertising expense.

Direct Costs of Services - Direct costs of services are composed primarily of payroll wages, payroll taxes, and payroll-related insurance for RG’s flexible employees, and subcontractor costs.

Fixed Assets - Fixed assets are carried at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the years ended December 31, 2012 and 2011 amounted to $11,000 and $12,198, respectively. Accumulated depreciation was $227,120 and $216,120, respectively.

Income Taxes – The Company, with the consent of its stockholders, has elected under the Internal Revenue Service Code to be a sub-chapter S corporation. In lieu of federal corporate income tax, the stockholders' of an S corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision for federal income tax has been included in the financial statements. The Company pays income taxes in various states in which it does business.

Recently Issued Accounting Standards – The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flows.

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NOTE 2 – INVESTMENTS

The following is a summary of our available for sale securities:

As of December 31, 2012
		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Corporate equity securities	$31,088	$930	$(13,560)	$18,458

As of December 31, 2011
		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Corporate equity securities	$40,103	$869	$(11,600)	$29,372

NOTE 3 - FAIR VALUE MEASUREMENTS

The Company adopted Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, for assets and liabilities measured at fair value on a recurring basis. ASC 820 established a common definition of fair value to be applied to existing GAAP that require the use of fair value measurements, established a framework for measuring fair value and expanded disclosure about such fair value measurements. The adoption of ASC 820 did not have an impact on the Company’s financial position or operating results, but did expand certain disclosures.

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ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities

Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The Company did not have any Level 2 or Level 3 assets or liabilities as of December 31, 2012 and December 31, 2011. In addition, the Company did not have any transfers of assets and liabilities between Levels 1, 2 and 3 during the periods ending December 31, 2012 and 2011.

The Company discloses the estimated fair values for all financial instruments for which it is practicable to estimate fair value. As of December 31, 2012 and December 31, 2011, the fair value short-term financial instruments including cash and cash equivalents, receivables, and accounts payable and accrued expenses, approximates book value due to their short-term duration.

Cash and cash equivalents include money market securities that are considered to be highly liquid and easily tradable. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as Level 1 within the fair value hierarchy.

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In addition, the Financial Accounting Standards Board (“FASB”) issued, “The Fair Value Option for Financial Assets and Financial Liabilities,” effective for January 1, 2008. This guidance expands opportunities to use fair value measurements in financial reporting and permits entities to choose to measure many financial instruments and certain other items at fair value. The Company did not elect the fair value option for any of its qualifying financial instruments. The FASB has established a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3 assets and liabilities, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The following items are measured at fair value on a recurring basis as of December 31, 2012 and are classified as Level 1, 2, or 3 as follows:

	December 31, 2012	(Level 1)	(Level 2)	(Level 3)
	Fair value measurements at reporting date
Cash and cash equivalents	$202,407	$202,407	$-	$-
Available for sale securities	18,458	18,458	-	-
Total	$220,865	$220,865	$-	$-

The following items are measured at fair value on a recurring basis as of December 31, 2011 and are classified as Level 1, 2, or 3 as follows:

	December 31, 2011	(Level 1)	(Level 2)	(Level 3)
	Fair value measurements at reporting date
Cash and cash equivalents	$209,349	$209,349	$-	$-
Available for sale securities	29,372	29,372	-	-
Total	$238,721	$238,721	$-	$-

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NOTE 4 – RELATED PARTY RECEIVABLE

During the year ended December 31, 2009 the Company loaned the CEO, Mark Aiello, $150,000 in cash at an interest rate of .81% per year. During the year ended December 31, 2012 the interest rate was reduced to .19% per year. This loan is due on demand.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Operating Leases

On June 1, 2011 the Company entered into a Tenancy at Will (TAW), triple net lease to lease 3,953 square feet located in Wakefield, MA. The lease may be terminated within 90 days written notice by either party. The Company was required to pay a nominal security deposit upon execution of the lease. Rent expense (presented in selling, general and administrative expenses) for the twelve months ended December 31, 2012 and 2011 amounted to $38,391 and $47,436, respectively.

Legal Matters

Ronald C. Yates

Mr. Yates filed a Charge of Discrimination in the United States Equal Employment Opportunity Commission (“EEOC”), Boston Area Office, Charge No.: 523-2012-00008 on October 24, 2011. Briefly, Yates alleged that the Company discriminated against him on the basis of his age when he was not offered a position for which he applied. The Company filed its response and defenses on November 11, 2011. We believe the response was very strong and that the Company had good defenses. Yates thereafter requested that the EEOC issue a Notice of Right to Sue and the EEOC closed its investigation on February 3, 2012. Yates had ninety (90) days from the date of his receipt of the Notice to file suit in federal court. Yates did not meet this deadline.

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Mark Needham

Mr. Needham sent a demand letter demanding $237,500 and claiming that the Company discriminated against him on the basis of age and disability when it allegedly terminated his employment in January 2013. At this time, Mr. Needham has not filed a claim in any administrative agency and/or any court. If Mr. Needham decides to bring litigation against the Company, we believe the Company has strong defenses against any potential claims he might bring. Mr. Needham resigned his employment in January 2013 after the Company provided him with a performance improvement plan, but he told the Company that he would accept a severance package in lieu of continuing his employment subject to the performance improvement plan.

NOTE 6 – STOCKHOLDERS EQUITY

The Company was incorporated on September 22, 1999, with an election to be taxed as an “S” corporation. It initially authorized 200,000 shares of no par common stock in two classes: 100,000 Class A (voting); and 100,000 Class B (non-voting). On October 8, 2010, the Company amended its Articles of Organization to decrease its authorized capital stock to 178,222. As of December 31, 2012, there are 166,000 shares of common stock issued and outstanding.

NOTE 7 – SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 12, 2013. Subsequent to year end, the Company made a stockholder distribution of $14,500 in cash.

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